 Exhibit 10

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 44 to Registration Statement No 2-69062 under The Securities Act of 1933 on Form N-1A of our report dated February 27, 2012, relating to the financial statements and financial highlights of BlackRock Series Fund, Inc., including BlackRock Balanced Capital Portfolio, BlackRock Capital Appreciation Portfolio, BlackRock High Yield Portfolio (formerly known as BlackRock High Income Portfolio), BlackRock Large Cap Core Portfolio, BlackRock Money Market Portfolio, BlackRock Total Return Portfolio and BlackRock U.S. Government Bond Portfolio (formerly known as BlackRock Government Income Portfolio), and also relating to consolidated financial statements and consolidated financial highlights of BlackRock Global Allocation Portfolio, an additional Portfolio of BlackRock Series Fund, Inc., appearing in the Annual Report on Form N-CSR of BlackRock Series Fund, Inc. for the year ended December 31, 2011. We also consent to the references to us under the headings “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” and “Counsel and Independent Registered Public Accounting Firm” in the Statement of Additional Information, which are part of such Registration Statement.

/s/ Deloitte & Touche LLP
Boston, Massachusetts
April 13, 2012